SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS

OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Deutsche Communications Fund Deutsche EAFE® Equity Index Fund	Deutsche Equity 500 Index Fund Deutsche S&P 500 Index Fund	Deutsche Total Return Bond Fund Deutsche U.S. Bond Index Fund

Class T shares are not available for purchase.

Please Retain This Supplement for Future Reference

May 1, 2018 PRO_SAISTKR-414